TELECOMMUNICATIONS SERVICE AGREEMENT

This Agreement is made this on the date below by and between INTERNATIONAL TELEPHONE & ELECTRONICS, LLC ("INTELECT"), a Nevada Limited Liability Company, with its principal offices located at 1150 Silverado Street, La Jolla, CA 92037 and GTC TELECOM ("CUSTOMER) a Nevada Corporation.

1.  EXHIBITS        Exhibit "A" is hereby incorporated by reference as though
    fully set forth herein.

2.  SERVICE COMMENCEMENT DATE/ PERIOD OF SERVICE/ INITIAL TERM This
Agreement shall be effective and the parties' obligations shall commence upon the date of execution by the parties, and continue in effect (subject to rights of termination contained herein) for a period of twelve (12) months from such date provided for in Exhibit "A". This twelve (12) month period shall constitute the Initial Term. This Agreement will be automatically renewed on a month-to-month basis after the expiration of the Initial Term. Either party may cancel this Agreement at the end of the Initial Term, or any subsequent term, by giving the other party written notice of its intent to cancel at least thirty (30) days prior to such cancellation date.

3.  CANCELLATION/ MODIFICATION    In the event that INTELECT'S
   agreement with its underlying providers ("CARRIER") is canceled or terminated for any reason, neither CUSTOMER nor INTELECT will be liable for any commitments or penalties. This Agreement may be modified only with the mutual written agreement between the parties and shall not be deemed effective unless the parties execute the Service Schedule (Exhibit "A").

4. SECURITY/DEPOSITS      As a condition precedent to INTELECT'S obligations to
    the CARRIER and to ensure the prompt payments of sums due hereunder, CUSTOMER will provide security in the amount specified in Exhibit "A".
    At termination or earlier in the event that funds are owed which do not exceed the security deposit, then CUSTOMER shall forfeit whatever portion of the security deposit is necessary to fulfill such shortage.
    In the event that there is no shortfall, the security deposit shall be returned within thirty (30) days of contract termination or at the time there has been a complete and final reconciliation of CUSTOMER's account, whichever occurs later.

5. BILLING AND PAYMENT.    Weekly deposits shall be made by CUSTOMER to
    INTELECT without reduction or offset in the amount equal to the weekly bill presented to CUSTOMER by INTELECT, for use of Service, plus applicable taxes, if any. Payments shall be wire transferred to INTELECT'S designated account, identified hereafter, on a weekly basis within three (3) business days (72 hours) of the receipt of invoice set forth on each faxed summary invoice. Formal invoices with CDR records will be forwarded to CUSTOMER weekly. If CUSTOMER fails to pay any invoice within the designated time period, INTELECT shall be entitled to immediately deduct and retain the amount of the invoice or balance owed on the invoice from CUSTOMER's security deposit. Such failure to pay shall be considered an act of default hereunder.

6. BILLING DISPUTES        If CUSTOMER is not in agreement with INTELECT'S
    weekly invoice, within fifteen (15) days thereafter CUSTOMER may notify INTELECT of the disputed amount when it submits such dispute in writing and provides documentation to support such dispute (via fax or mail); provided however that payment of the disputed amount shall be paid in its entirety pending the outcome of the dispute resolution process identified herein. Any such disputes will not interfere in any way with payments for subsequent weekly billings. INTELECT shall resolve the dispute in writing within fifteen (15) days of receipt of CUSTOMER's documentation and will determine whether any billing adjustment should be made to CUSTOMER's account. Any amount, which is determined to be in error, will be credited against the next periodic invoice. Such request for adjustment shall not be cause for delay or reduction in payment of the balance due on any current periodic invoice.

7. LATE PAYMENT    A delinquency charge (liquidated damages) of one and
    one-half per cent (1.5%) per month or the maximum lawful rate under applicable state law will accrue upon any unpaid balance commencing after the due date of the billing. Acceptance by INTELECT of any late payment or delinquency charge shall in no event constitute a waiver by INTELECT of CUSTOMER'S default, nor shall such acceptance prevent INTELECT from exercising any or all other rights or remedies that it may have.

8. FRAUDULENT CALLS   CUSTOMER shall indemnify and hold INTELECT harmless from
    all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Services to the extent that the party claiming the calls(s) in question to be fraudulent is (or had been at the time of the call) an End User of the Services through CUSTOMER or and End User of the Service through CUSTOMER's distribution channels. CUSTOMER shall not be excused from paying INTELECT for Services provided to CUSTOMER or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Services.

9. LICENSES AND STATE CERTIFICATIONS    CUSTOMER warrants that in all
    jurisdictions in which it provides long distance services that require licensing, registration or certification, it has obtained the necessary authority from the appropriate governmental authority.

10. TAX EXEMPTION / TAXES    CUSTOMER will provide INTELECT upon execution of
    the Agreement with a valid tax exemption form to exempt CUSTOMER, under applicable law, from taxes that would otherwise be paid by CUSTOMER, INTELECT will invoice CUSTOMER for taxes that are not covered by tax exemption certificate properly filed with INTELECT. CUSTOMER acknowledges and understands that all charges stated in this Agreement are computed by INTELECT exclusive of any applicable use, excise, gross receipts, sales and privilege taxes, duties fees or other taxes or similar liabilities (other than general income or property taxes), whether charged to or against INTELECT or CUSTOMER because of the Service furnished to CUSTOMER ("Additional Charges"). Such Additional Charges shall be paid by CUSTOMER in addition to all other charges provided for herein. Any tax, levy, or other tax liability arising out of the sale of any product or Service by CUSTOMER shall be collected and paid to INTELECT or to any governmental authority directed by CUSTOMER, and/or its customer/dealers in a timely manner.

11. TERMINATION / SUSPENSION OF SERVICE / REINSTITUTION OF SERVICE     If
    payment or deposits have not been satisfied as set forth in paragraph six (6) for all charges (including transmission charges, service charges and monthly fixed charges, if any) billed to CUSTOMER, then INTELECT may and within ten (10) business days prior written notice to CUSTOMER, suspend the telecommunications products and Service provided hereunder in part or in whole and begin to terminate as provided herein. Traffic limitations may be placed on CUSTOMER during this notice period. INTELECT may suspend Service if it is required to take emergency steps to protect against the loss of communications service, property damage, or personal injury, or if a breach of any provision herein occurs. INTELECT may also terminate Service and terminate if;

   a) CUSTOMER fails to cure any violation of its obligations hereunder within ten (10) days of receiving a notice of such violation from INTELECT or In the event of repeated violations by CUSTOMER of its obligations hereunder (of which CUSTOMER has been notified and had an opportunity to cure).
    b) Immediately upon written notice if CUSTOMER should become insolvent or files for bankruptcy.
    c) A final order by a government entity with appropriate jurisdiction is entered which provides that the relationship hereunder is contrary to law or regulation.
    d) There is a breach of any provision herein not otherwise referred to in this paragraph.
    e) If regulatory action by the FCC or a foreign government agency prevents INTELECT or its carriers from meeting the monthly commitment INTELECT shall waive under-utilization charges otherwise applicable to the months during which such regulatory action is in effect.
    f) If INTELECT or the carrier detects the use of "polling" technique by CUSTOMER for signaling, setup or completion of calls, INTELECT may subject to and without limitation upon the Tariff, block calls, without effect of the utilization schedule.
    g) INTELECT chooses to refuse service to callback providers.
    h) If any action or ruling by the FCC, Carriers or foreign PTT prevents or impedes INTELECT from performing any material obligation in this Agreement INTELECT, may at its option and upon prior thirty (30) days written notice to CUSTOMER, terminate this Agreement with regard to the affected service portion herein without penalty or liability. Any action or ruling by the FCC, Carrier Service provider or foreign PTT that prevents or effects INTELECT'S ability to provide services shall not be considered a breach of this Agreement.
         In addition, INTELECT'S action resulting from the FCC, Carrier Service provider's blocking or interrupting
         INTELECT'S service, or threatening to do so, shall not be considered a breach of this Agreement.

    i) Upon termination or dispute, INTELECT will have an additional thirty (30) days to complete a full and final accounting of CUSTOMER's charges. INTELECT reserves the right to retroactively adjust billing within thirty (30) days of original billing date to reflect carrier(s) penalties and
          billing/reconciliation.   If CUSTOMER seeks reinstitution of
          Service following denial of Service by INTELECT, CUSTOMER shall forward to INTELECT, prior to the time Service is reinstituted (I) all accrued and unpaid charges and (ii) all LOC deposits as directed herein. INTELECT shall be entitled to collect reasonable legal fees and all costs incurred by INTELECT in the collection of any unpaid amount whether or not suit is instituted.

12. MODIFICATION OF PRICE   INTELECT reserves the right to change any Service
    price charged to CUSTOMER upon seven (7) days written notice. If INTELECT does change the price to CUSTOMER, CUSTOMER has thirty (30) days in which to cancel the affected portion of Service covered by this Agreement. If CUSTOMER has not canceled within thirty (30) days, then CUSTOMER is obligated to comply with all conditions set forth in this Agreement and to pay the modified price.

13. SEVERABILITY If any term or provision of the Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provision or part(s) thereof shall be stricken from this Agreement and such provision shall not affect the legality, enforceability, or validity of the remainder of this section. The stricken provision shall be replaced to the extent possible with a legal, enforceable and valid provision that is similar in tenor to the stricken provision as is legally possible.

14. CONFIDENTIALITY/NON CIRCUMVENT The parties understand and agree that the terms and conditions of this Agreement, all documents referenced (including invoices to CUSTOMER for Service provided herein), communications between the parties regarding this Agreement of the Service to be provided herein (including price quotes to CUSTOMER for any Service proposed to be provided or actually provided) and all information regarding the customers of INTELECT, as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between CUSTOMER and INTELECT. INTELECT and CUSTOMER and affiliated companies and personnel shall maintain confidentially regarding the terms of this Agreement and all technical knowledge obtained through this relationship over the course of the Agreement and this requirement to maintain confidentiality shall remain in full force and effect for a period equal to the longer of (I) one (1) year following the effective date of this Agreement; or (ii) one (1) year following the termination of all Service hereunder.

15. HOLD HARMLESS   Both INTELECT and CUSTOMER will hold each other harmless for any expenses incurred with this transaction until Services have been provided by INTELECT. CUSTOMER shall indemnify and hold harmless
    INTELECT, and its agents and brokers from any loss, cost, damage, expense, or liability; including, without limitation, court costs and reasonable attorney's fees arising out of, in whole or in part, directly or indirectly, the installation, hook-up, mistakes, accidents, errors, omissions, interruptions, or defects in transmission, or delays, including those which may be caused by regulatory or judicial authorities, maintenance, service or trouble-shooting of the transmission Services described in this Agreement. INTELECT MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE
TELECOMMUNICATION
    PRODUCTS AND SERVICES PROVIDED HEREUNDER AND EXPRESSLY
DISCLAIMS ANY
    WARRANTY OF MERCHANTABILITY, DESCRIPTION OR FITNESS FOR ANY
PARTICULAR
    PURPOSE OR FUNCTION. As a material inducement of INTELECT to supply the Services hereunder at prices stated, purchaser agrees that INTELECT and INTELECT'S agents and Service INTELECT shall in no event be liable for any loss, expense or damage for (i) loss of revenue, profit, business or goodwill, and/or (ii) special, exemplary, proximate, consequential or incidental damages and expenses of any type or nature on account of any breach or default hereunder by INTELECT, or on account of the use or non-use of the telecommunications products and Services, or due to interruption or termination of such telecommunications products and Services for any reason unless due to willful misconduct of INTELECT.

16. FORCE MAJEURE The parties obligations under this Agreement are subject to, and neither party shall be liable for delays, failures to perform
    (except the payment of money by CUSTOMER), damages losses or destruction, or malfunction of any equipment or any consequence thereof caused or occasioned by or due to fire, flood, water, the elements labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment for supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond the party's reasonable control. The obligations of INTELECT to provide the telecommunications products and Services under the terms of this Agreement are subject to and contingent on the continuation of INTELECT'S agreements with its Service providers to provide the telecommunication products and Services described herein at the rates and on the same or similar conditions at which such Service providers are currently providing or offering to provide telecommunications products or Services to INTELECT and its customers.
    Any significant changes in such agreements or termination thereof which make it impractical for INTELECT in its sole discretion to continue to provide such telecommunications products and Services at current rates and conditions shall relieve INTELECT of its obligations and all liability under this Agreement.

17. REGULATION This Agreement is made expressly subject to all present and future valid orders and regulations of any regulatory body having jurisdiction of the subject matter hereof and to the laws of the United States of America, any of its states, or any foreign governmental agency having jurisdiction

18. AGENCY Neither party is authorized to act as an agent for, or legal representative of, the other party and neither party shall have the authority to assume or create any obligation on behalf of, or in the names of, or binding upon the other party. Nothing in this Agreement shall be construed to make the parties partners or joint venturers of each other.

19. ASSIGNMENT / THIRD PARTY BENEFICIARIES/PARTIES IN INTEREST No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except that INTELECT may assign this Agreement, without prior consent, to any parent, subsidiary or affiliate or to any person, firm or corporation which shall control, be under the control of or be under the common control with INTELECT or any corporation into which INTELECT may be merged or consolidated or which purchases all or substantially all of INTELECT'S assets. This Agreement has been made and is made solely for the benefit of INTELECT and CUSTOMER and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer any rights/remedies under or by reason of this Agreement on any third party.

20. GOVERNING LAW This Agreement shall be in all respects, governed by and construed and enforced in accordance with the laws of the State of California, including all matters of construction, validity and performance. Any action to enforce or interpret the terms of this Agreement shall be instituted and maintained in the State of California.
     CUSTOMER hereby consents to the jurisdiction of such court and waives any objections to such jurisdiction. In any action or proceeding arising out of this Agreement the party prevailing in such action shall be entitled to recover its reasonable attorneys' fees and costs. The parties agree to utilize the rules covered by the Expedited Dispute resolution procedures in effect under the American Arbitration Association as they are applicable to the accelerated resolution and determination.

21. REPRESENTATION OF AUTHORITY Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of such party's obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such parties and enforceable in accordance with its terms.

22. NO WAIVER No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

23. BINDING EFFECT / TIME IS OF THE ESSENCE / SIGNATURES This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall assign, delegate or transfer any of its rights or obligations hereunder without the prior written consent of the other party. Time is of the essence in the performance of each party's obligations under this Agreement. Facsimile signatures are as valid as original.

IN WITNESS WHEREOF, the parties hereto above caused this Agreement to be executed by their duly authorized representatives effective as of the date below.

Dated:

CUSTOMER:                      INTELECT:

 /s/ Paul Sandhu               /s/
SIGNATURE    DATE              SIGNATURE              DATE

                                 Exhibit "A"
           INTERNATIONAL RATE SCHEDULE


DESTINATION / TERMINATION                RATE PER MINUTE


SEE ATTACHED RATE SHEET INCORPORATED BY
REFERENCE HEREIN

 THE PARTIES AGREE:

       1. Security Amount:       $5,000.
       2. Failure to remit surety as required will render this Agreement null and void.
       3. Service is FOB at the Point Of Presence (POP) designated by Intelect.
       4. INTELECT is not responsible for any equipment costs, LEC or CAP local loop or back-haul charges.
       5. A test circuit may be established at CUSTOMERS sole expense.
       6. Service for individual countries depend on capacity and availability at the time of receipt of required deposit by Intelect.
       7. Circuits will be activated by Intelect as availability and capacity permit.
       8. The initial billing increment per call will be 30 / 6 seconds, except for Mexico.

Date:


CUSTOMER:               INTELECT:


  /s/ Paul Sandhu        /s/
  SIGNATURE              SIGNATURE